Listing Report:Supplement No. 53 dated Nov 05, 2011 to Prospectus dated Oct 07, 2011
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Oct 07, 2011 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Oct 07, 2011 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 534622
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,550	Estimated loss*:	10.50%
Term:	36 months

Lender yield:	24.74%	Borrower rate/APR:	25.74% / 29.25%	Monthly payment:	$260.99

Lender servicing fee:	1.00%	Effective Yield*:	24.13%
		Estimated return*:	13.63%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jun-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Oct-2011)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	13y 4m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,944	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	68%
		Homeownership:	Yes
Screen name:	tackshop	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	56 ( 100% )	660-679 (Latest)
Principal borrowed:	$14,700.00	< 31 days late:	0 ( 0% )	640-659 (Sep-2010) 640-659 (Oct-2009) 640-659 (Sep-2009) 640-659 (Jul-2008)
Principal balance:	$2,317.22	31+ days late:	0 ( 0% )
Total payments billed:	56
Description
My loan for home improvement
Purpose of loan:
This loan will be used to pay off my current prosper loan and to fix some things around the house

My financial situation:
I am a good candidate for this loan because I have a great track record with Prosper and I always pay my debts.

I am a business owner (Re-Ride Tack Shop) and also have been doing bookkeeping for area businesses for many years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 534846
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.49%	Borrower rate/APR:	31.49% / 35.13%	Monthly payment:	$324.54

Lender servicing fee:	1.00%	Effective Yield*:	29.09%
		Estimated return*:	14.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jun-1986	Debt/Income ratio:	47%
Credit score:	700-719 (Oct-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	3 / 3	Length of status:	1y 4m
Amount delinquent:	$533	Total credit lines:	19	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,928	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Bankcard utilization:	33%
		Homeownership:	Yes
Screen name:	undaunted-listing768	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pcc2003
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 535942
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$3,000	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	16.99%	Borrower rate/APR:	17.99% / 20.20%	Monthly payment:	$108.44

Lender servicing fee:	1.00%	Effective Yield*:	16.69%
		Estimated return*:	10.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Nov-1997	Debt/Income ratio:	27%
Credit score:	720-739 (Oct-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 15	Length of status:	11y 10m
Amount delinquent:	$0	Total credit lines:	37	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$20,924	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	47%
		Homeownership:	Yes
Screen name:	Thegreelock	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Closing costs
Purpose of loan: refinance

My financial situation: Good
I am a good candidate for this loan because...I have a great credit score, pay all my bills on time

Monthly net income: 3000-4000
Monthly expenses: $1600
Housing: $700/own with my sister
Insurance: $60.00
Car expenses: $0/paid
Utilities: $150
Phone, cable, internet: $90
Food, entertainment: $100
Clothing, household expenses: $100
Credit cards and other loans: $250
Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 536806
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	12.90%	Borrower rate/APR:	13.90% / 16.06%	Monthly payment:	$170.65

Lender servicing fee:	1.00%	Effective Yield*:	12.85%
		Estimated return*:	9.05%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jul-1994	Debt/Income ratio:	13%
Credit score:	720-739 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 4	Length of status:	10y 9m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$1,468	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	48%
		Homeownership:	No
Screen name:	admirable-power4	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need loan to pay settlement offer!
This loan will be used to pay off a high interest second mortgage loan. The creditor has offered a settlement which has cut the loan in half and by paying the settlement, I will save over $10,000 over the next couple of years.

My financial situation:
I am a good candidate for this loan because I have managed to pay off the majority of my debt and my wife's debt over the last couple of years and this is the final bill with a high balance. I initially was going to enter into an agreement to pay the bill, but the creditor offered us a settlement payment and I decided to go ahead and seek a loan to pay off this debt because of the money I could save over the years. By entereing into a payment arrangement, I would end up paying $15,000 over the next couple of years instead of paying 5,000 dollars in a settlement payment. I will provide W-2 (does not reflect recent pay increase) and pay stub so that you can verify my income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 536862
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$402.85

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jun-2000	Debt/Income ratio:	17%
Credit score:	660-679 (Nov-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	1y 4m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,083	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Bankcard utilization:	67%
		Homeownership:	Yes
Screen name:	revenue-britches	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expensive to have a baby
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537196
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,600.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$4,620	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.49%	Borrower rate/APR:	31.49% / 35.13%	Monthly payment:	$285.59

Lender servicing fee:	1.00%	Effective Yield*:	29.09%
		Estimated return*:	14.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Apr-2008	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Nov-2011)	Inquiries last 6m:	1	Employment status:	Not employed
Now delinquent:	2	Current / open credit lines:	5 / 4	Length of status:	6y 6m
Amount delinquent:	$434	Total credit lines:	8	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,385
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	proud-interest9	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Navy Wife
Purpose of loan: Debt Consolidation
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...I do pay my bills on time I am just needing some breathing room. I am going to school so that I can become employable. My husband is an enlisted member in the Navy and we have to children. He is on deployment at this time and I am needing to be able to try and consolidate what we have.

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537242
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$120.86

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-2005	Debt/Income ratio:	22%
Credit score:	700-719 (Nov-2011)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	3y 4m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,759	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	34%
		Homeownership:	No
Screen name:	interest-harbor1	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan
Purpose of loan:
This loan will be used to purchase a used 2004 Skidoo 800 mxz x adrenaline snowmobile from my brother-in-law

My financial situation:
I am a good candidate for this loan because I have a good credit basis on all financial obligations. I have never defaulted on any loan I have recieved and always pay on or before the due date. I work full time as a police officer, making a decent salary and have been steadily employed with the same organization for the past 3+ years. I have been attending college full-time seeking my Masters degree in Criminal Justice, and still have maintained excellent working and financial status.

Monthly net income: $4000.00
Monthly expenses: $2000.00
Housing: $500.00
Insurance: $100.00
Car expenses: $585.00
Utilities: $200.00
Phone, cable, internet: $75
Food, entertainment: $50.00
Clothing, household expenses: $50.00
Credit cards and other loans: $200.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537276
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,500.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$5,950	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	12.90%	Borrower rate/APR:	13.90% / 16.06%	Monthly payment:	$290.10

Lender servicing fee:	1.00%	Effective Yield*:	12.85%
		Estimated return*:	9.05%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jan-1988	Debt/Income ratio:	4%
Credit score:	780-799 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	1y 7m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$7,166	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	96%
		Homeownership:	Yes
Screen name:	purposeful-gold157	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto Acquistion Loan
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537352
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.49%	Borrower rate/APR:	31.49% / 35.13%	Monthly payment:	$324.54

Lender servicing fee:	1.00%	Effective Yield*:	29.09%
		Estimated return*:	14.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Apr-1994	Debt/Income ratio:	27%
Credit score:	700-719 (Nov-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	3	Current / open credit lines:	5 / 5	Length of status:	6y 9m
Amount delinquent:	$27,158	Total credit lines:	19	Occupation:	Food Service
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$5,784	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Bankcard utilization:	45%
		Homeownership:	Yes
Screen name:	open-marketplace6	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Mr
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537358
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,600.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,520	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$145.03

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Feb-2005	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	1y 8m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Student - College S...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,052	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Bankcard utilization:	27%
		Homeownership:	No
Screen name:	skillful-cash5	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Full-time accounting student/worker
Purpose of loan: Build Credit/
This loan will be used to...
Same as purpose
My financial situation: Bank of America
I am a good candidate for this loan because...
My credit history has some rough spots but you will notice that all account even closed were paid as a greed and I have had an outstanding payment history since that time.
Monthly net income: $1700
Monthly expenses: $200
Housing: $0 live with parents
Insurance: $0 part of parents plan
Car expenses: $300 gas maitenance
Utilities: $0 live with parents
Phone, cable, internet: $0 , parents
Food, entertainment: $0 parents
Clothing, household expenses: $0 parents
Credit cards and other loans: $2,500 outstanding credit card balances
Other expenses: $ null
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537384
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Estimated loss*:	9.65%
Term:	12 months

Lender yield:	20.99%	Borrower rate/APR:	21.99% / 31.04%	Monthly payment:	$280.77

Lender servicing fee:	1.00%	Effective Yield*:	20.48%
		Estimated return*:	10.83%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Nov-1988	Debt/Income ratio:	33%
Credit score:	640-659 (Nov-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 9	Length of status:	17y 0m
Amount delinquent:	$0	Total credit lines:	43	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,579	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	61%
		Homeownership:	No
Screen name:	NyEll	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	49 ( 98% )	640-659 (Latest)
Principal borrowed:	$6,200.00	< 31 days late:	1 ( 2% )	680-699 (Jul-2010) 560-579 (Feb-2008)
Principal balance:	$2,270.56	31+ days late:	0 ( 0% )
Total payments billed:	50
Description
Better To Repair!
Purpose of loan: My engine and radiator burned up. My mechanic recommended repair instead of replacement because the car is in such great shape and I am the original owner. I agree.

This loan will be used to buy a new engine and radiator.

My financial situation:
I am a good candidate for this loan because I have been on my job for 17 years and I love it. I pay my debts and I pay them on time. Although my debt ratio may be a little high, a great deal will be resolved in the next year as payoff dates come due.

Monthly net income: $2,695.62
Monthly expenses: $2,184.28
Housing: $ 717.00
Insurance: $97.00
Car expenses: $
Utilities: $97.79
Phone, cable, internet: $132.99
Food, entertainment: $120.00
Clothing, household expenses:
Credit cards and other loans: $580.45
Other expenses: $550.00 (Tithes & Offering)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537402
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.49%	Borrower rate/APR:	31.49% / 35.13%	Monthly payment:	$324.54

Lender servicing fee:	1.00%	Effective Yield*:	29.09%
		Estimated return*:	14.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jun-2007	Debt/Income ratio:	13%
Credit score:	680-699 (Oct-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	2y 8m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,354	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	laudable-agreement3	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Quality Improvement
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...I'm a very conservative and responsible person, in which my credit score will reflect. Also I'm a very hard working driven person.

Monthly net income: $5500
Monthly expenses: $2900
Housing: $900
Insurance: $310
Car expenses: $348
Utilities: $351
Phone, cable, internet: $150
Food, entertainment: $300
Clothing, household expenses: $150
Credit cards and other loans: $415
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537408
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$120.86

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-1997	Debt/Income ratio:	11%
Credit score:	680-699 (Nov-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	7y 0m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$5,462	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Bankcard utilization:	77%
		Homeownership:	Yes
Screen name:	09Saver	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Small Wedding on 11/11/11
Purpose of loan:
This loan will be used to...have a small ceremony w/ my closest friends and family.

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $4000
Monthly expenses: $2500
Housing: $800
Insurance: $100
Car expenses: $100
Utilities: $100
Phone, cable, internet: $100
Food, entertainment: $50
Clothing, household expenses: $50
Credit cards and other loans: $500
Other expenses: $700
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537424
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	12.90%	Borrower rate/APR:	13.90% / 16.06%	Monthly payment:	$238.90

Lender servicing fee:	1.00%	Effective Yield*:	12.85%
		Estimated return*:	9.05%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Apr-1975	Debt/Income ratio:	Not calculated
Credit score:	780-799 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	3 / 2	Length of status:	2y 0m
Amount delinquent:	$0	Total credit lines:	6	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,372
Delinquencies in last 7y:	0	Bankcard utilization:	15%
		Homeownership:	No
Screen name:	important-listing0	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
home loan
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537434
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$120.86

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Apr-2002	Debt/Income ratio:	2%
Credit score:	720-739 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 2	Length of status:	6y 1m
Amount delinquent:	$0	Total credit lines:	4	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$235	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	goal-auction916	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
decoration
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537448
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,400.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$2,400	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	12.90%	Borrower rate/APR:	13.90% / 16.06%	Monthly payment:	$81.91

Lender servicing fee:	1.00%	Effective Yield*:	12.85%
		Estimated return*:	9.05%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Apr-1976	Debt/Income ratio:	10%
Credit score:	780-799 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	6	Current / open credit lines:	5 / 5	Length of status:	23y 9m
Amount delinquent:	$30,563	Total credit lines:	45	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,604	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	27	Bankcard utilization:	29%
		Homeownership:	No
Screen name:	mystical-justice5	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
why loan is needed
Purpose of loan:
This loan will be used to... purchase hearing aids

My financial situation:
I am a good candidate for this loan because...
i am a man of my word and can afford the payment without a problem,i lost over 50 % of my hearing and this is the best deal on quality aids i could find.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537464
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	1.50%
Term:	36 months

Lender yield:	7.54%	Borrower rate/APR:	8.54% / 8.88%	Monthly payment:	$221.10

Lender servicing fee:	1.00%	Effective Yield*:	7.54%
		Estimated return*:	6.04%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Apr-1985	Debt/Income ratio:	7%
Credit score:	800-819 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	8y 10m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$209	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	fearless-deal8	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation Loan
Purpose of loan:
This loan will be used to...

Consolidate Debt

My financial situation:
I am a good candidate for this loan because...

I have a long track record of great credit history
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537466
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,500.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$6,650	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	16.99%	Borrower rate/APR:	17.99% / 20.20%	Monthly payment:	$343.40

Lender servicing fee:	1.00%	Effective Yield*:	16.69%
		Estimated return*:	10.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jul-1996	Debt/Income ratio:	14%
Credit score:	760-779 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 2	Length of status:	12y 8m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	reliable-investment165	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pandabear
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537470
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$80.57

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Mar-1988	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	0y 2m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,175	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	66%
		Homeownership:	No
Screen name:	professional-durability229	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation - starter loan
Purpose of loan:
This loan will be used to pay off some debts in full and reduce the amount of my credit card debt.

I am a good candidate for this loan because I have a steady source of income and always pay my bills on time. I am again working (2 jobs) and am trying to reduce some of my incurred debt and otherwise get back on my feet.

I just began at one of my jobs in retail and am expecting a raise after my probationary period (Dec 2011).

I own my home and car, both of which are completely paid for.

I am starting out here with the minimum loan amount allowed in order to prove myself and develop the confidence of Prosper lenders in my ability to pay debts.

Monthly net income: $1100
Monthly expenses: $992 (total of below)

Housing: $200 (property taxes)
Insurance: $85 (car, house)
Car expenses: $80 (gas)
Utilities: $150
Phone, cable, internet: $167
Food, entertainment: $50
Clothing, household expenses: $60
Credit cards and other loans: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537472
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.49%	Borrower rate/APR:	31.49% / 35.13%	Monthly payment:	$173.09

Lender servicing fee:	1.00%	Effective Yield*:	29.09%
		Estimated return*:	14.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Nov-1990	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Nov-2011)	Inquiries last 6m:	2	Employment status:	Not employed
Now delinquent:	1	Current / open credit lines:	2 / 2	Length of status:	4y 8m
Amount delinquent:	$0	Total credit lines:	14	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$180
Delinquencies in last 7y:	16	Bankcard utilization:	40%
		Homeownership:	No
Screen name:	enriching-investment2	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
?
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $1406.60
Monthly expenses: $
Housing: $373.00
Insurance: $180.00
Car expenses: $0
Utilities: $130.00
Phone, cable, internet: $140.00
Food, entertainment: $200.00
Clothing, household expenses: $100.00
Credit cards and other loans: $25.00
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537482
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$4,200	Estimated loss*:	14.90%
Term:	36 months

Lender yield:	30.60%	Borrower rate/APR:	31.60% / 35.24%	Monthly payment:	$260.00

Lender servicing fee:	1.00%	Effective Yield*:	29.20%
		Estimated return*:	14.30%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Sep-2001	Debt/Income ratio:	29%
Credit score:	620-639 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	8 / 9	Length of status:	3y 10m
Amount delinquent:	$875	Total credit lines:	53	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,219	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	bold-spiritual-marketplace	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	620-639 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	700-719 (Jan-2011)
Principal balance:	$3,250.35	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
quantum fund II
Purpose of loan:
This loan will be used to...
To purchase more silver and natural gas and capitalize on the recent pull back in prices
My financial situation:
I am a good candidate for this loan because...
I am a repeat prosper borrower and have made my payments on time and even paid more than what's required. My last loan went well made over 200% so far.

Monthly net income: $9800
Monthly expenses: $5500
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537145
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$6,650	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$382.71

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-2006	Debt/Income ratio:	22%
Credit score:	660-679 (Nov-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	0y 4m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,313	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	70%
		Homeownership:	No
Screen name:	dedicated-income0	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help will be greatly appreciated
Purpose of loan:
This loan will be used to...consolidate debt.

My financial situation:
I am a good candidate for this loan because...I just started working as an Trauma ICU Registered Nurse-BSN at a Level 1 trauma hospital at one of the top ranked medical centers in the nation. Newly moved to the city and need money to help pay old bills that I have accumulated throughout my school years to pay for my education. I am very responsible with my finances and spending habits. My job is very secure and I can pay this loan back in a very efficient and timely manner. Thank you.

Yearly Net Income: $48000
Monthly net income: $4000
Housing: $800
Insurance: $60
Car expenses: $0 (Car is paid off)
Utilities: $115 (Electricity & Gas)
Phone, cable, internet: $120
Food : $300
Clothing, household expenses: $150
Credit cards and other loans: (Total) Credit cards = $400, School Loans= $450, Personal Loans = $200
Other expenses: $100 (Gas, pump twice a month)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537309
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.49%	Borrower rate/APR:	31.49% / 35.13%	Monthly payment:	$324.54

Lender servicing fee:	1.00%	Effective Yield*:	29.09%
		Estimated return*:	14.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Dec-1987	Debt/Income ratio:	40%
Credit score:	700-719 (Nov-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	1y 9m
Amount delinquent:	$0	Total credit lines:	48	Occupation:	Professional
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$8,772	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Bankcard utilization:	84%
		Homeownership:	No
Screen name:	first-thankful-bonus	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
sweetbaby
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537319
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	12.90%	Borrower rate/APR:	13.90% / 16.06%	Monthly payment:	$136.52

Lender servicing fee:	1.00%	Effective Yield*:	12.85%
		Estimated return*:	9.05%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	May-1986	Debt/Income ratio:	37%
Credit score:	760-779 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	3y 3m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,299	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	23%
		Homeownership:	No
Screen name:	duty-yoga1	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
help
Purpose of loan:
This loan will be used to dr. appointments , bills , gas

My financial situation:
I am a good candidate for this loan because i am a father of a 5 month old baby and i want to make her life better and i will not be late on making my payments back . I never miss a day of worl.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537337
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$8,000	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	16.99%	Borrower rate/APR:	17.99% / 20.20%	Monthly payment:	$289.18

Lender servicing fee:	1.00%	Effective Yield*:	16.69%
		Estimated return*:	10.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jul-2000	Debt/Income ratio:	7%
Credit score:	720-739 (Nov-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	13y 11m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,900	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	70%
		Homeownership:	No
Screen name:	exact-wampum	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Stamford, CT - Loan Request
Purpose of loan:
This loan will be used as a short-term debt consolidation payment towards an outstanding 401k loan. Once paid off, I can request a new loan to fund my musical production I am currently working on, as well as pay off this loan request.

My financial situation:
I am a good candidate for this loan because I am willing to payoff the requested loan well within the proposed 3 year timeframe. If the loan is granted, PROSPER will be my first source of funding for future projects. Evidence of my current project can be found at: http://www.cdbaby.com/cd/reinaldotitiortiz

Monthly net income: $2,549
Monthly expenses: $2,300 (approx)
Housing: $1,364
Insurance: $140 (condo & auto)
Car expenses: $
Utilities: $250
Phone, cable, internet: $150
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $40 min pmt (1 credit card)
Other expenses: $500 (short-term school loan balance)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537341
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	16.99%	Borrower rate/APR:	17.99% / 20.20%	Monthly payment:	$542.21

Lender servicing fee:	1.00%	Effective Yield*:	16.69%
		Estimated return*:	10.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jan-1990	Debt/Income ratio:	14%
Credit score:	660-679 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 13	Length of status:	1y 5m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$76,833	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	95%
		Homeownership:	Yes
Screen name:	orange-repayment-apple	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Work out Anytime
Purpose of loan:
This loan will be used to... help finance a franchise business

My financial situation: is good
I am a good candidate for this loan because...I have the education 7 experience to operate a franchise business

Monthly net income: $11000
Monthly expenses: $500
Housing: $1414
Insurance: $250
Car expenses: $--
Utilities: $300
Phone, cable, internet: $300
Food, entertainment: $500
Clothing, household expenses: $200
Credit cards and other loans: $250
Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537361
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	16.99%	Borrower rate/APR:	17.99% / 20.20%	Monthly payment:	$253.03

Lender servicing fee:	1.00%	Effective Yield*:	16.69%
		Estimated return*:	10.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jun-1995	Debt/Income ratio:	5%
Credit score:	720-739 (Nov-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 12	Length of status:	1y 6m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,907	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	66%
		Homeownership:	Yes
Screen name:	newest-meteoric-responsibility	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan for family-related expenses
Purpose of loan:
This loan will be used to pay my son's pre-school deposit and provide additional liquidity in the holiday season.

My financial situation:
I am a good candidate for this loan because I have $10,000 of net income monthly and will receive my guaranteed annual bonus of $200,000+ in February. The loan will simply provide cash cushion in the holiday season and help pay my son's pre-school deposit.

Monthly net income: $10,000
Monthly expenses: $6,000
Housing: $2,500
Insurance: $250
Car expenses: $500
Utilities: $250
Phone, cable, internet: $500
Food, entertainment: $1,000
Clothing, household expenses: $500
Credit cards and other loans: $500
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537393
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	14.90%
Term:	36 months

Lender yield:	30.60%	Borrower rate/APR:	31.60% / 35.24%	Monthly payment:	$324.99

Lender servicing fee:	1.00%	Effective Yield*:	29.20%
		Estimated return*:	14.30%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jul-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	620-639 (Oct-2011)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	5y 4m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,879	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	No
Screen name:	ewood	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 8% )	620-639 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	28 ( 76% )	700-719 (Aug-2008) 660-679 (Jul-2008)
Principal balance:	$0.00	31+ days late:	6 ( 16% )
Total payments billed:	37
Description
Debt Consolidation & Business Use
Purpose of loan: Pay off high interest credit cards and invest the rest.
This loan will be used to...Pay off high interest credit cards to free up more money to invest.
My financial situation: Working full time now with a merchandise liquidator where I get paid every two weeks.
I am a good candidate for this loan because...Because I worked hard to build decent credit and I would like to keep it that way and improve it more. I have sufficient income to pay my loan after my expenses. This is a relisting because of my status of being self employed.. Thank You for taking the time to read this listing and considering me for a loan.

Monthly net income: $1925
Monthly expenses: $600
Housing: $0.00 Husband pays
Insurance: $0Husband pays
Car expenses: $221
Utilities: $0 Husband Pays
Phone, cable, internet: $Husband pays
Food, entertainment: $0 Husband pays
Clothing, household expenses: $120
Credit cards and other loans: $170
Other expenses: $150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537405
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$402.85

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	May-1989	Debt/Income ratio:	28%
Credit score:	840-859 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 11	Length of status:	6y 4m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$709	Stated income:	$100,000+
Delinquencies in last 7y:	8	Bankcard utilization:	39%
		Homeownership:	Yes
Screen name:	top-order-drummer	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Capital
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $9,000
Monthly expenses: $
Housing: $2010
Insurance: $
Car expenses: $450 per month in two increments of 215
Utilities: $100
Phone, cable, internet: $300
Food, entertainment: $400
Clothing, household expenses: $
Credit cards and other loans: $600
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537411
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$87.10

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	12.67%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Aug-2000	Debt/Income ratio:	35%
Credit score:	760-779 (Nov-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 14	Length of status:	13y 3m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$16,734	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	64%
		Homeownership:	Yes
Screen name:	adventure078	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Tree Clean Up
Purpose of loan:
This loan will be used to clean the damage from the recent nor'easter.

My financial situation:
I am a good candidate for this loan because I pay all bills on time and meet all my financial obligations.

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537423
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$3,000	Estimated loss*:	14.90%
Term:	36 months

Lender yield:	30.60%	Borrower rate/APR:	31.60% / 35.24%	Monthly payment:	$130.00

Lender servicing fee:	1.00%	Effective Yield*:	29.20%
		Estimated return*:	14.30%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	May-1997	Debt/Income ratio:	75%
Credit score:	600-619 (Nov-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	10	Current / open credit lines:	9 / 10	Length of status:	2y 9m
Amount delinquent:	$72,113	Total credit lines:	60	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$16,038	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	51	Bankcard utilization:	93%
		Homeownership:	Yes
Screen name:	tommiemcd	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	30 ( 97% )	600-619 (Latest)
Principal borrowed:	$7,500.00	< 31 days late:	1 ( 3% )	660-679 (Sep-2009) 700-719 (Apr-2009) 640-659 (May-2008) 660-679 (Dec-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	31
Description
Pay off a credit card
Purpose of loan:
Pay off a credit card

My financial situation:
had a loan with prosper before and paid off just fine

Monthly net income: ~$2000
Monthly expenses: ~$1500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537425
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$282.00

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Aug-1995	Debt/Income ratio:	7%
Credit score:	640-659 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	1 / 1	Length of status:	7y 1m
Amount delinquent:	$1,039	Total credit lines:	15	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	22	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	ethical-gain6	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buy house
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537443
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.49%	Borrower rate/APR:	31.49% / 35.13%	Monthly payment:	$324.54

Lender servicing fee:	1.00%	Effective Yield*:	29.09%
		Estimated return*:	14.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Nov-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	820-839 (Nov-2011)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	6y 10m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,217	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	35%
		Homeownership:	Yes
Screen name:	pound-trader8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
for buessness buy some stuff
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537445
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	8.50%
Term:	36 months

Lender yield:	21.05%	Borrower rate/APR:	22.05% / 25.49%	Monthly payment:	$573.24

Lender servicing fee:	1.00%	Effective Yield*:	20.56%
		Estimated return*:	12.06%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jul-1975	Debt/Income ratio:	31%
Credit score:	680-699 (Nov-2011)	Inquiries last 6m:	3	Employment status:	Other
Now delinquent:	1	Current / open credit lines:	23 / 21	Length of status:	42y 5m
Amount delinquent:	$15	Total credit lines:	41	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,244	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Bankcard utilization:	46%
		Homeownership:	Yes
Screen name:	diversification-goliath	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	680-699 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	700-719 (Sep-2011) 700-719 (Apr-2010) 660-679 (Jul-2009)
Principal balance:	$2,508.93	31+ days late:	0 ( 0% )
Total payments billed:	18
Description
one payment
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537447
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.49%	Borrower rate/APR:	31.49% / 35.13%	Monthly payment:	$216.36

Lender servicing fee:	1.00%	Effective Yield*:	29.09%
		Estimated return*:	14.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Sep-1983	Debt/Income ratio:	13%
Credit score:	660-679 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	1	Current / open credit lines:	1 / 1	Length of status:	11y 6m
Amount delinquent:	$63	Total credit lines:	9	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	papa	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
coopdog
Purpose of loan:
This loan will be used to...medical/hospit bill

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $2000.00
Monthly expenses: $
Housing: $250.00
Insurance: $125.00
Car expenses: $150.00
Utilities: $325.00
Phone, cable, internet: $255.00
Food, entertainment: $175.00
Clothing, household expenses: $75.00
Credit cards and other loans: $350.00
Other expenses: $100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537451
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$14,000	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	12.90%	Borrower rate/APR:	13.90% / 16.06%	Monthly payment:	$682.58

Lender servicing fee:	1.00%	Effective Yield*:	12.85%
		Estimated return*:	9.05%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Oct-1987	Debt/Income ratio:	18%
Credit score:	740-759 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	0y 7m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$379	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	9%
		Homeownership:	No
Screen name:	pound-creature	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
DRSJK
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537457
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	16.99%	Borrower rate/APR:	17.99% / 20.20%	Monthly payment:	$144.59

Lender servicing fee:	1.00%	Effective Yield*:	16.69%
		Estimated return*:	10.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Dec-1985	Debt/Income ratio:	5%
Credit score:	660-679 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	24y 11m
Amount delinquent:	$0	Total credit lines:	47	Occupation:	Analyst
Public records last 12m / 10y:	1/ 1	Revolving credit balance:	$270	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	52	Bankcard utilization:	21%
		Homeownership:	No
Screen name:	relentless-asset6	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan
Purpose of loan:
This loan will be used to...pay off a tax bill that I just got.

My financial situation:
I am a good candidate for this loan because...I have no other debt and will guarantee to pay my bills

Monthly net income: $ 2800
Monthly expenses: $ 220
Housing: $ 960
Insurance: $ 105
Car expenses: $ 400
Utilities: $ 125
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537469
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$402.85

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-2004	Debt/Income ratio:	33%
Credit score:	680-699 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	1y 6m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,686	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	83%
		Homeownership:	No
Screen name:	charming-asset2	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
my personal loan
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537487
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$80.57

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-2000	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Nov-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	0y 1m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,176	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	59%
		Homeownership:	No
Screen name:	five-star-income277	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need Help Paying Expenses!
Purpose of loan:
This loan will be used to...Pay off Unexpected Expenses

My financial situation:
I am a good candidate for this loan because...I have a steady job and keep up with all my bills.

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537493
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$5,600	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$322.28

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Feb-1997	Debt/Income ratio:	8%
Credit score:	720-739 (Nov-2011)	Inquiries last 6m:	8	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	10y 8m
Amount delinquent:	$0	Total credit lines:	4	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$336	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	2%
		Homeownership:	No
Screen name:	dignified-generosity4	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Development of Social Media Site
Purpose of loan: Complete backend development of a new social media site, www.blunoodle.com. The site will be the first social media site that allows users to share their bad experiences with the world, unlike traditional review sites, in the form of reviews called ?Noodles,? blunoodle.com focuses only bad experiences The site has been designed and pre-launch buzz is about to started with the launch of a pre-registration page. The backend development should take an estimated two to three months to complete. Four major national advertisers have agreed to sign-up for advertising space pending the Beta version of the site. The projected revenue from the initial advertisers is 4,000/month.

Monthly net income: $ 6200
Monthly expenses: $ 200
Housing: $850
Insurance: $85
Car expenses: $200
Utilities: $300
Phone, cable, and internet: $125
Food, entertainment: $200
Clothing, household expenses: $
Credit cards and other loans: $75
Other expenses: $o
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537505
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	10.50%
Term:	36 months

Lender yield:	24.74%	Borrower rate/APR:	25.74% / 29.25%	Monthly payment:	$401.52

Lender servicing fee:	1.00%	Effective Yield*:	24.13%
		Estimated return*:	13.63%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Mar-1994	Debt/Income ratio:	18%
Credit score:	620-639 (Nov-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	3	Current / open credit lines:	11 / 9	Length of status:	5y 10m
Amount delinquent:	$541	Total credit lines:	24	Occupation:	Professional
Public records last 12m / 10y:	0/ 4	Revolving credit balance:	$3,867	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	45%
		Homeownership:	No
Screen name:	baysfarea	Borrower's state:	California	Borrower's group:	Graduates from America's Top 50 Colleges and Universities
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	79 ( 100% )	620-639 (Latest)
Principal borrowed:	$9,549.00	< 31 days late:	0 ( 0% )	660-679 (Jan-2011) 600-619 (Dec-2007) 560-579 (Nov-2007) 580-599 (Apr-2007)
Principal balance:	$3,158.04	31+ days late:	0 ( 0% )
Total payments billed:	79
Description
3 prosper loan Paid@FULL NEVER late
Purpose of loan:
This loan will be used to...Consolidate various high rate unsecured debt

My financial situation:
I am a good candidate for this loan because...I have 3 paid in full never late prosper loans since 2006; I have 39k in IRA and 19k in checking.

Monthly net income: $4999
Monthly expenses: $200
Housing: $1010
Insurance: $30
Car expenses: $20
Utilities: $25
Phone, cable, internet: $85
Food, entertainment: $200
Clothing, household expenses: $20
Credit cards and other loans: $299
Other expenses: $10
Information in the Description is not verified.